 Exhibit 10.1

Form of Securities Purchase Agreement
证券购买协议

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of [ ], 2023 (the “Effective Date”), is entered into by and between Baosheng Media Group Holdings Limited, a Cayman Islands exempted company (the “Company”) and the investor (the “Purchaser”, together with the Company, a “Party” and collectively the “Parties”) identified on the signature page hereto.
本证券购买协议（本“协议”）于   年   月   日（“生效日期”）由宝盛传媒集团控股有限公司（一家开曼群岛公司）（本“公司”）与本协议签字页所示的投资者（“买方”，连同本公司统称为“一方”，统称为“双方”）订立。

RECITALS
背景陈述

A. Subject to the terms and conditions set forth in this Agreement, Purchaser desires to purchase and Company desires to issue and sell, upon the terms and subject to the limitations set forth in this Agreement and in serial transactions, Senior Convertible Promissory Notes, each in the form attached hereto as Exhibit A, in the aggregate original principal amount of not more than US$42,000,000 (the “Notes”) convertible into ordinary shares of $0.0096 par value per share of Company (the “Ordinary Shares”), upon the terms and subject to the limitations and conditions set forth in such Notes.

根据本协议规定的条款和条件，买方希望购买，公司希望根据本协议规定的条款和限制，系列交易中发行和出售高级可转换本票，每张本票的格式如附件A所示，原始本金总额不超过42,000,000美元（“票据”），可转换为公司普通股（“股份”），公司每股普通股（“普通股”）面值0.0096美元，符合此类票据规定的条款和限制和条件。

B. For purposes of this Agreement: “Conversion Shares” means all shares issuable upon conversion of all or any portion of the Notes; and “Securities” means the Notes and the Conversion Shares collectively.
就本协议而言：“转换股份”是指全部或任何部分票据转换后可发行的所有股份；“证券”指票据及转换股份的统称。

C. This Agreement, the Notes, and all other certificates, documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time, are collectively referred to herein as the “Transaction Documents”.
本协议、票据以及根据本协议或与本协议相关交付给任何一方的所有其他证书、文件、协议、决议和文书，其可能不时修订，在此统称为“交易文件”。

AGREEMENT
协议

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Purchaser hereby agree as follows:
因此，考虑到上述陈述和其他良好且有价值的对价，公司和买方特此同意如下：

1.                  Purchase and Sale of Securities.
证券买卖。

1.1              Sale and Issuance of the Notes. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue and sell to the Purchaser the Notes with an aggregate principal amount of not more than US$42,000,000 in a series of transactions, and the Purchaser shall subscribe for and purchase the Notes from the Company for an aggregate purchase price of not more than US$42,000,000 in a series of transactions.
票据的销售和发行。根据本协议的条款和条件，交易结束时，本公司应在系列交易中向买方发行和出售本金总额不超过42,000,000美元的票据，买方应在系列交易中以不超过42,000,000美元的总购买价格从公司认购和购买票据。

1.2              Closings.
交易结束。

(a)               Each closing of the transactions set forth in Section 1.1 (each, a “Closing”) shall take place remotely via the exchange of documents and signatures on the date hereof immediately after the entry into force of this Agreement, or actual receipt of the payment for each transaction, or on another date as the parties hereto may mutually agree in writing (the date on which a Closing occurs, the “Closing Date”). Upon the satisfaction (or written waiver) of the conditions set forth in Section 5 and Section 6 below, the Closing shall occur by means of the exchange by email of signed .pdf documents, but shall be deemed for all purposes to have occurred at the Company’s principal executive offices in Beijing, China.
第1.1节中规定的交易结束（“交易结束”）应在本协议生效后立即通过交换文件和签名的方式远程进行，或实际收到每笔交易的付款后，或在本协议双方书面同意的另一日期进行（交易结束的日期，即“结束日期”）。满足（或书面放弃）下文第5节和第6节中规定的条件后，应通过电子邮件交换已签署的pdf文件，但任何情况下，都应视作在公司位于中国北京的主要行政办公室完成。

1.3              Closing Deliverables.
交易结束时的可交付成果。

(a)               At each Closing, Purchaser shall pay the Purchase Price set forth in the applicable Purchase Notice in U.S. dollars or equivalent Renminbi yuan, as calculated with reference to the noon buying rate of U.S. dollars to Renminbi of the date immediately preceding the Closing Date, by wire transfer of immediately available funds to the account designated by Company.
每次交易结束时，买方应以美元或等值人民币（以结束日期前一天的美元兑人民币中午购汇汇率计算）支付适用的购买通知中规定的购买价格，将即时可用的资金电汇至公司指定的账户。

(b)               At each Closing, the Company shall deliver to Purchaser:
每次交易结束时，本公司应向买方交付：

(i)                 A Note, duly executed by the Company dated as of such Closing Date and registered in the name of the Purchaser in the original principal amount specified in the applicable Purchase Notice; and
由本公司在截止日期正式签署的票据，并以适用购买通知中规定的原始本金金额登记在买方名下；

(ii)              A copy of the Resolutions of the Board approving the entry into and execution of the Transaction Documents and the consummation of all transactions contemplated therein and the issuance of the Notes.
本协议项下的交易结束时，公司应向买方交付一份董事会决议的副本，批准交易文件的签订和执行，完成其中预期的所有交易和票据的发行。

2.                  Purchaser’s Representations and Warranties.
买方的声明和保证。

The Purchaser represents and warrants to Company that as of each Closing Date:
买方向公司声明并保证，截至每个交易结束日：

2.1              this Agreement and the transactions contemplated by the Transaction Documents have been duly and validly authorized;
本协议和交易文件中预期的交易已得到正式有效的授权；

2.2              this Agreement constitutes a valid and binding agreement of Purchaser enforceable in accordance with its terms;
本协议构成买方的有效且有约束力的协议，可根据其条款强制执行；

2.3              Purchaser is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with full right, corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder;
买方是根据其注册地的法律正式注册、有效存续且信誉良好的实体，拥有完全的权利、公司权力和权限来签订和完成交易文件中预期的交易，并以其他方式履行其在本协议项下的义务；

2.4              Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws);
买方作为委托人为自己的账户收购证券，并且与任何其他人没有直接或间接的安排或谅解来分销或关于此类证券的分销（本声明和保证不限制此类买方根据符合适用的联邦和州证券法出售证券的权利）；

2.5              Purchaser is acquiring the Securities hereunder in the ordinary course of its business;
买方在其日常业务过程中收购本协议项下的证券；

2.6              Purchaser is not, to such Purchaser’s knowledge, purchasing the Note and Conversion Shares as a result of any advertisement, article, notice or other communication regarding the Note or Conversion Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement;
据该买方所知，买方并无因在任何报章、杂志或类似媒体上刊登或透过电视或电台广播或于任何研讨会上提出有关票据或转换股份的任何广告、文章、通告或其他通讯，或据该买方所知，任何其他一般征集或一般广告而购买票据及转换股份；

2.7              Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and Conversion Shares, and has so evaluated the merits and risks of such investment;
买方（不论单独或连同其代表）在业务及财务事务方面拥有知识、经验及专业能力，其能够评估预期投资于票据及转换股份的优点及风险，并已如此评估此类投资的优点及风险；

2.8              Purchaser is able to bear the economic risk of an investment in the Note and Conversion Shares and, at the present time, is able to afford a complete loss of such investment;
买方有能力承担票据及转换股份投资的经济风险，且目前有能力承担此类投资的全部损失；

2.9              Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC reports of the Company and has been afforded (x) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Note and Conversion Shares and the merits and risks of investing in the Note and Conversion Shares; (y) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (z) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment;
买方承认，其已有机会审查公司的交易文件（包括所有附件和附表）和SEC报告，并已获得（x）向公司代表提出其认为必要的问题，并从公司代表处获得有关发行票据和转换股份的条款和条件以及投资票据和转换股份的优点和风险的资料；（y）取得有关本公司及其财务状况、经营业绩、业务、物业、管理及前景的资料，足以用于评估其投资；及（z）有机会获取本公司拥有的额外资料，或无需不合理努力或开支即可获取的资料，用于作出知情投资决定；

2.10          Purchaser makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents or in any certificate delivered by the Purchaser to the Company in accordance with the terms thereof;
买方对任何事项不做任何声明或保证，除非交易文件或买方根据其条款交付给公司的任何证书中明确规定；

2.11          Purchaser acknowledges that it does not have any intention to control or participate in the management of the business of Company; Purchaser shall not seek to control or participate in the management of the business of Company nor shall it seek to appoint any director of Company or cause any change to the board of directors of Company in any way;
买方承认其无意控制或参与公司业务的管理；买方不得寻求控制或参与公司业务的管理，也不得寻求任命公司的任何董事或以任何方式造成公司董事会的任何变更；

2.12          Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not effect any conversion of the Note to the extent that after giving effect to such conversion would cause Purchaser (together with its affiliates) to beneficially own a number of Ordinary Shares exceeding 4.99% of the number of Ordinary Shares outstanding on such date (including for such purpose the Ordinary Shares issuable upon such issuance). For purposes of this section, beneficial ownership of Ordinary Shares will be determined pursuant to Section 13(d) of the Exchange Act. The foregoing ownership limitation is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Purchaser;
即使本协议中存在相反的规定，买方也不得对票据进行任何生效后买方（及其关联公司）能实益拥有超过该日期已发行普通股数量4.99%的普通股（包括此类发行时可发行的普通股）的转换。就本节而言，普通股的受益所有权将根据《交易法》第13（d）节确定。上述所有权限制是可执行的、无条件的和不可放弃的，并应适用于买方的所有关联公司和受让人；

2.13          Neither Purchaser nor any Subsidiary nor, to Purchaser’s knowledge, any director, officer, agent, employee or affiliate of Purchaser or any Subsidiary is currently subject to any U.S. sanctions administered by Office of Foreign Assets Control of the U.S. Treasury Department; and
买方或任何子公司，以及据买方所知，买方或任何子公司的任何董事、高级职员、代理人、雇员或关联公司目前均不受美国财政部外国资产控制办公室管理的任何美国制裁；以及

2.14          Other than consummating the transactions contemplated hereunder, Purchaser has not, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that Purchaser first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other party to this Agreement or to Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). For purposes hereof, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing the Ordinary Shares).
除了完成本协议项下预期的交易之外，从买方首次从公司或代表公司的任何其他人处收到规定本协议项下预期交易的重要条款的清单（书面或口头）之时起至签署本协议之前，买方没有或任何代表买方或根据与买方的任何谅解行事的人直接或间接执行公司证券的任何购买或出售，包括卖空。除了向本协议的其他方或买方代表，包括但不限于其高级职员、董事、合作伙伴、法律和其他顾问、员工、代理人和附属公司，买方对向其披露的与本交易相关的所有信息（包括本交易的存在和条款）保密。就本协议而言，“卖空”是指《交易法》SHO条例第200条中定义的所有“卖空”（但不应被视为包括寻找和/或借入普通股）。

3.                  Company’s Representations and Warranties. The Company represents and warrants to Purchaser that as of the Closing Date:
公司的声明和保证。本公司向买方声明并保证，截至交易结束日期：

3.1              Organization and Qualification. The Company is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, and each Subsidiary of the Company is duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the laws of its jurisdiction of organization. Each of the Company and its Subsidiaries has the requisite power and authority to own, lease and operate its properties and to carry on its business as currently being conducted, and is duly qualified or licensed to do business in all material respects in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.
组织和资格。本公司为根据开曼群岛法律正式注册成立、有效存续及信誉良好的公司，而本公司各附属公司均根据其组织所在司法权区的法律正式注册成立或组织、有效存续及信誉良好（就认可信誉良好概念的司法权区而言）。本公司及其附属公司各自拥有所需的权力及权限拥有、租赁及经营其物业及经营其目前正在进行的业务，并在其拥有、租赁或经营的物业或其经营的业务性质需要该资格或许可的每个司法权区的所有重大方面拥有正式资格或许可开展业务。

3.2              Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder. The execution, delivery and performance by the Company of the Transaction Documents, including the issuance of the Note and the Conversion Shares, have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document to which the Company is a party has been or will be duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery by the Purchaser and the other parties thereto, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception.
授权；强制执行；有效性。公司拥有必要的公司权力和权限来签署和交付交易文件并履行其在交易文件项下的义务。公司签署、交付和履行交易文件，包括发行票据和转换股份，已由公司方面的所有必要公司行动正式授权。公司作为一方的每份交易文件已经或将由公司正式执行和交付，并且，假设买方和其他方的适当授权、执行和交付，构成公司的法律、有效和有约束力的义务，可根据其条款对其强制执行，但受破产和股权例外的限制。

3.3              Valid Issuance.
有效发行。

(a)               The Note has been duly authorized for issuance and sale to the Purchaser and, when issued and delivered by the Company against payment therefor by the Purchaser in accordance with the terms hereof, the Note will be validly issued and constitute legally binding and valid obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Bankruptcy and Equity Exception.
票据已被正式授权向买方发行和销售，当公司根据本协议条款向买方付款发行和交付票据时，票据将被有效发行，并构成公司具有法律约束力的有效义务，可根据其条款对公司强制执行，但受破产和股权例外情况的限制。

(b)               The Conversion Shares have been duly authorized for issuance. When issued in compliance with the provisions of this Agreement, the Note and the Memorandum and Articles, the Conversion Shares will be (i) validly issued, fully paid and non-assessable, (ii) issued in compliance with applicable securities Laws, and (iii) except for expressly stated in the Transaction Documents, free from any preemptive or similar rights (it being understood that the Note and Conversion Shares may be subject to restrictions on transfer under the applicable securities Laws).
转换股份已获正式授权发行。当根据本协议、票据以及备忘录和章程细则的规定发行时，转换股份将（i）有效发行、全额支付且无需征税，（ii）根据适用的证券法发行，以及（iii）除非交易文件中明确规定，否则不受任何优先购买权或类似权利的限制（根据适用的证券法，票据和转换股份可能受到转让限制）。

3.4              Capitalization. As of September 28, 2023, the Company's authorized share capital is US$9,600,000 divided into 1,000,000,000 ordinary shares of a par value of US$0.0096 each. All issued and outstanding Ordinary Shares have been duly authorized and validly issued and are fully paid and non-assessable, were issued in compliance with applicable U.S. and other applicable securities Laws and were not issued in violation of any preemptive right, resale right or right of first refusal.
资本化。截至2023年9月28日，本公司被授权发行最多1,000,000,000股每股面值为0.0096美元的股票。所有已发行和流通中的普通股均已正式授权和有效发行，已全额支付且无需征税，根据适用的美国和其他适用的证券法发行，且未违反任何优先购买权、转售权或优先取舍权。

3.5              No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, including the issuance of the Note and the Conversion Shares, will not (i) result in a violation of the Memorandum and Articles, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract to which the Company is a party, or (iii) result in a violation of any Law applicable to the Company or by which any property or asset thereof is bound, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under the Transaction Documents to which it is a party.
无冲突。本公司签署、交付及履行交易文件（包括发行票据及转换股份）将不会（i）违反组织章程大纲及细则，（ii）与本公司作为订约方的任何合约发生冲突或构成违约（或因发出通知或时间届满或两者均将成为违约的事件），或给予他人任何终止、修订、加速或取消该合约的权利，或（iii）导致违反适用于本公司或其任何财产或资产受约束的任何法律，惟上文第（ii）及（iii）条的情况除外，该等冲突、违约、权利或违约单独或整体合理预期不会对本公司履行其作为订约方的交易文件项下的责任的能力产生重大不利影响。

3.6              Consents. Subject to the accuracy of the representations and warranties of the Purchaser in Section 2, the execution, delivery and performance by the Company of the Transaction Documents, including the issuance of the Note and the Conversion Shares, do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Entity or any other Person, except for filings that may be required to be made with the SEC (e.g., a Form 6-K).
同意。根据第2节中买方声明和保证的准确性，公司对交易文件的执行、交付和履行，包括票据和转换股份的发行，不需要也不会需要任何政府实体或任何其他人的任何同意、批准、授权或其他命令、行动、备案或通知，但可能需要向SEC提交的备案（如表格6-K）除外。

3.7              No Registration. Subject to the accuracy of the representations and warranties of the Purchaser in Section 2, the offer, sale and issuance of the Notes are exempt from the registration requirements of the Securities Act.
无注册。根据第2节中买方声明和保证的准确性，票据的要约、销售和发行免除证券法的登记要求。

3.8              Nasdaq Listing. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and such shares are listed on the Nasdaq.
纳斯达克上市。普通股根据《交易法》第12（b）节进行登记，并在纳斯达克上市。

3.9              No Additional Representations. The Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in the Transaction Documents or in any certificate delivered by the Company to the Purchaser in accordance with the terms thereof.
无额外的声明。公司对任何事项不做任何声明或保证，除非交易文件或公司根据交易条款交付给买方的证书中明确规定。

4.                  Company Covenants.
公司契约。

4.1              Reservation of Shares. At any time when any portion of the Notes is outstanding, the Company or any Person appointed by the Company shall maintain from its authorized share capital sufficient authorized but unissued Ordinary Shares to enable the Company or any Person aforementioned to comply with its obligations to issue the Conversion Shares upon the conversion of the Note in accordance with the terms and conditions of the Note (the “Share Reserve”).
保留股份。于任何时间，当票据的任何部分尚未行使时，本公司或本公司委任的任何人士须从其正式授权及未发行股份中保留足够普通股，以使本公司或上述任何人士可根据票据的条款及条件履行其于票据获兑换时发行兑换股份的责任（“股份储备”）。

4.2              Further Assurances. The parties shall cooperate with each other and do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of the Transaction Documents, subject to the terms and conditions thereof and compliance with applicable Law and stock exchange rules.
进一步保证。双方应相互合作，并真诚地采取必要的其他合理行动和事情，以实现交易文件的意图和目的，但须遵守交易文件的条款和条件，并遵守适用法律和证券交易所规则。

5.                  Conditions to Company’s Obligation to Sell.
公司出售义务的条件。

The obligation of Company hereunder to issue and sell the Securities to Investor at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:
本协议项下公司于交易结束日向投资者发行及出售证券的义务须于交易结束日或之前满足下列各项条件：

5.1 Investor shall have executed this Agreement and all other applicable Transaction Documents and delivered the same to Company.
5.1投资者应签署本协议及所有其他适用的交易文件，并将其交付给公司。

5.2 Investor shall have delivered the applicable Purchase Price to Company in accordance with Section 1.1 above.
5.2投资者应根据上述第1.1节向公司交付适用的购买价格。

6.                  Conditions to Purchaser’s Obligation to Purchase.
买方购买义务的条件。

The obligation of Investor hereunder to purchase the Securities at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following applicable conditions, provided that these conditions are for Investor’s sole benefit and may be waived by Investor at any time in its sole discretion:
本协议项下投资者在交易结束时购买证券的义务，须在交易结束日或之前满足以下各项适用条件，前提是这些条件是为了投资者的唯一利益，投资者可随时自行决定放弃这些条件：

6.1 Company shall have executed this Agreement delivered the same to Investor.
6.1公司应签署本协议并将其交付给投资方。

6.2 With respect to the Closing, Company shall have executed and delivered the Note to Investor.
6.2关于交易结束，公司应签署并向投资者交付票据。

6.3 Prior to the Closing, Company shall have delivered to Investor a fully executed Secretary’s Certificate substantially in the form attached hereto as Exhibit B evidencing Company’s approval of the Transaction Documents.
6.3交易结束前，公司应向投资者交付一份完全执行的秘书证明，其格式如附件B所附，证明公司对交易文件的批准。

6.4 Prior to the Closing, Company shall have delivered to Investor a fully executed Share Issuance Resolution substantially in the form attached hereto as Exhibit C.
6.4交易结束前，公司应向投资者交付一份完全执行的股票发行决议，其格式如附件C所附。

6.5 Company shall have delivered to Investor fully executed copies of all other Transaction Documents required to be executed by Company herein or therein.
6.5公司应已向投资者交付本协议或本协议中要求公司签署的所有其他交易文件的完整副本。

7.                  Termination.
终止。

This Agreement may only be terminated (i) upon mutual written consent by the parties hereto, (ii) automatically upon receipt by the Purchaser of the returned Purchase Price, or (iii) by the Company in a written notice to the Purchaser if the Note is cancelled or forfeited. Once terminated, this Agreement shall become null and void and of no further force and effect, except that the provisions of Section 8 shall remain in full force and effect; provided that nothing herein shall relieve any party hereto from liability for any breach of this Agreement that occurred prior to the termination hereof.
本协议只能在（i）双方相互书面同意的情况下终止，（ii）在买方收到退回的购买价款后自动终止，或（iii）如果票据被取消或没收，由公司向买方发出书面通知终止。一旦终止，本协议将变得无效，不再具有任何效力，但第8节的规定仍然完全有效；本协议的任何内容均不得免除本协议任何一方对本协议终止前发生的任何违约行为的责任。

8.                  Confidentiality.
保密。

8.1              Subject to Section 8.2, each party hereto shall and shall cause its Representatives to, unless otherwise required by applicable Law or stock exchange rules, (i) keep confidential and shall not disclose to any Person the existence and substance of any Transaction Document, the negotiations relating to any Transaction Document and any non-public information with respect to the foregoing and the Company (collectively, “Confidential Information”), and (ii) if a party or any of its Representatives is legally compelled to disclose any Confidential Information (other than disclosure made to comply with applicable securities Laws or stock exchange rules), provide the other party with prompt written notice of such requirement so that such other party may seek a protective order or other remedy or waive compliance with this Section 8, and in the event that such protective order or other remedy is not obtained, or such other party waives compliance with this Section 8, furnish only that portion of such Confidential Information which is required by law, the stock exchange or other regulatory body to be provided; provided, however, that the party seeking to disclose shall have provided a draft of the proposed disclosure to the other party reasonably in advance and shall have reasonably considered any comments from the other party to the content of such proposed disclosure; provided, further, that each party and its respective Representatives may disclose such information to their respective Affiliates, permitted assignees, financing sources, partners, shareholders, senior management, employees, professional advisors, agents in each case only where such Persons are bound by appropriate non-disclosure obligations and have agreed to maintain the confidentiality of such information.
根据第8.2节的规定，除非适用法律或证券交易所规则另有要求，否则本协议各方应且应督促其代表(i)对任何交易文件、与任何交易文件有关的谈判以及与前述内容和公司有关的任何非公开信息（统称为“机密信息”）的存在和实质内容保密，且不得向任何人披露，以及(ii)如果一方或其任何代表在法律上被迫披露任何机密信息（为遵守适用证券法或证券交易所规则而披露的信息除外），则应立即向另一方提供此类要求的书面通知，以便该另一方可以寻求保护令或其他补救措施或放弃遵守本第8节，如果该保护令或其他补救措施未获得，或该另一方放弃遵守本第8节，则仅提供以下部分：法律、联交所或其他监管机构规定须提供的保密资料；但寻求披露的一方应合理地提前向另一方提供拟议披露的草案，并应合理地考虑另一方对该拟议披露内容的任何意见；此外，各方及其各自的代表可向其各自的关联公司、许可受让人、融资来源、合作伙伴、股东、高级管理层、员工、专业顾问、代理人披露此类信息，前提是此类人员受适当的保密义务约束并同意对此类信息保密。

8.2              Confidential Information shall not include any information that is (i) previously known on a non-confidential basis by the receiving party or any of its Representatives, (ii) in the public domain through no fault of such receiving party or any of its Representatives, (iii) received from a Person (other than the other party hereto or its Representatives), so long as such Person was not subject to a duty of confidentiality to that other party hereto, or (iv) developed independently by or on behalf of the receiving party or any of its Representatives without reference to Confidential Information of the disclosing party.
机密信息不应包括以下任何信息：（i）接收方或其任何代表以前在非机密基础上知道的信息，（ii）并非由于接收方或其任何代表的过错而在公共领域知道的信息，（iii）从某人（本协议另一方或其代表除外）处收到的信息，只要该人不受本协议另一方的保密义务的约束，或（iv）由接收方或其任何代表或代表独立开发的信息，而无需参考披露方的机密信息。

9.                  Miscellaneous.
其他事宜。

The provisions set forth in this Section 9 shall apply to this Agreement, as well as all other Transaction Documents as if these terms were fully set forth therein; provided, however, that in the event there is a conflict between any provision set forth in this Section 9 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.
第9节中规定的条款应适用于本协议以及所有其他交易文件，如同这些条款已在其中完全规定一样；但如果第9节中规定的任何条款与任何其他交易文件中的任何条款有冲突，应以该其他交易文件中的条款为准。

9.1              The Company and the Purchaser agree to negotiate in good faith to resolve any dispute, controversy, difference or claim arising out of or relating to or regarding this Agreement including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (each, a “Dispute”). If the negotiations do not resolve the Dispute to the reasonable satisfaction of the Company and the Purchaser within thirty (30) days after either the Company or the Purchaser has raised the Dispute for negotiation, such Dispute shall be referred to and finally settled by arbitration at Beijing Arbitration Commission in accordance with its Arbitration Rules in effect, which rules are deemed to be incorporated by reference into this section. The seat of arbitration shall be Beijing. The number of arbitrators shall be three.

争议解决。公司和买方同意真诚协商，以解决由本协议引起的或与本协议相关的任何争议、争论、分歧或索赔，包括本协议的存在、有效性、解释、履行、违约或终止，或由本协议引起的或与本协议相关的任何非合同义务争议（以下简称“争议”）。如果在公司或买方提出争议进行谈判后的三十（30）天内，谈判未能以公司和买方合理满意的方式解决争议，该争议应提交北京仲裁委员会根据其有效的仲裁规则进行仲裁并最终解决，该规则被视为通过引用纳入本节。仲裁地点为北京。仲裁员人数为三人。

9.2              Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the laws of the Cayman Islands.
管辖法律。本协议的解释、有效性、解释和履行有关的所有问题应受开曼法管辖。

9.3              Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.
标题。本协议的标题仅供参考，不构成本协议的一部分，也不影响对本协议的解释。

9.4              Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.
可分割性。如果本协议的任何条款根据任何适用的法规或法律规则无效或不可执行，则该条款在可能与之冲突的范围内应被视为无效，并应被视为已修改以符合该法规或法律规则。根据任何法律，本协议的任何条款可能被证明无效或不可执行，但不影响本协议任何其他条款的有效性或可执行性。

9.5              Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Company nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between Company and Purchaser, or any affiliate thereof, related to the transactions contemplated by the Transaction Documents (collectively, “Prior Agreements”), that may have been entered into between Company and Purchaser, or any affiliate thereof, are hereby null and void and deemed to be replaced in their entirety by the Transaction Documents. To the extent there is a conflict between any term set forth in any Prior Agreement and the term(s) of the Transaction Documents, the Transaction Documents shall govern.
完整协议。本协议以及其他交易文件包含双方对本协议及其所涵盖事项的全部理解，除非本协议或其中特别规定，否则公司或买方均不对此类事项做出任何声明、保证、契约或承诺。为免生疑问，公司与买方或其任何关联公司之间签订的与交易文件预期的交易相关的所有先前条款清单或其他文件（统称为“先前协议”），在此无效，并被视为全部被交易文件取代。如果任何先前协议中规定的任何条款与交易文件的条款有冲突，应以交易文件为准。

9.6              Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.
修正案。除非双方签署书面文件，否则不得放弃或修改本协议的任何条款。

9.7              Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer named below or such officer’s successor, or by facsimile (with successful transmission confirmation which is kept by sending party), (ii) the earlier of the date delivered or the third Trading Day after deposit, postage prepaid, in the United States Postal Service by certified mail, or (iii) the earlier of the date delivered or the third Trading Day after mailing by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to each of the other parties hereto):
通知。本协议项下要求或允许的任何通知应以书面形式发出（除非本协议另有规定），并应在以下最早的日期被视为有效发出：（i）如根据书面收据亲自送达，或通过电子邮件送达以下指定的执行官或该官员的继任者，或通过传真（发送方保存成功的传输确认），则为送达日期；（ii）如预付邮资，通过挂号信在美国邮政署，则为送达日期或存款后第三个交易日；（iii）如预付递送成本和费用，则为送达日期或通过快递邮寄后第三个交易日。在每种情况下，寄往以下地址的其他各方（或该方通过类似地提前五（5）个日历日书面通知指定的其他地址本协议各方）：

If to Company:
如果至公司：

East Floor 5 Building No.8, Xishanhui Shijingshan District, Beijing 100041 People’s Republic of China 100041

Attn: Yujie Han

Email: hyj@bsacme.com

If to Purchaser to the address set forth on Purchaser’s signature page to this Agreement.
如果至买方或本协议买方签名页上规定的地址。

9.8              Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Purchaser hereunder may be assigned by Purchaser to a third party, including its affiliates, in whole or in part, with Company’s prior written consent. Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of Purchaser.
继承人和受让人。经公司事先书面同意，买方可将本协议或任何有利于买方或由买方履行的可分割权利和义务全部或部分转让给第三方，包括其关联公司。未经买方事先书面同意，公司不得转让其在本协议项下的权利或义务或委托其在本协议项下的职责。

9.9              Survival. The representations and warranties of Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchaser. Company agrees to indemnify and hold harmless Purchaser and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.
有效性。尽管买方或代表买方进行了任何尽职调查，公司的声明和保证以及本协议中规定的协议和契约在本协议项下完成后仍然有效。公司同意赔偿买方及其所有高级职员、董事、雇员、律师和代理人因公司违反或涉嫌违反本协议中规定的任何声明、保证和契约或本协议项下的任何契约和义务而导致的或与之相关的损失或损害，包括发生的预付费用。

9.10          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
进一步保证。各方应执行或促使执行所有此类进一步的行为和事项，并应执行和交付另一方合理要求的所有此类其他协议、证书、文书和文件，以实现本协议的意图和目的，并完成本协议预期的交易。

9.11          Purchaser’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that Purchaser may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as Purchaser may deem expedient.
买方的权利和补救措施累积。本协议和交易文件中授予的所有权利、补救措施和权力是累积的，不排除任何其他权利或补救措施，并且应是对买方可能拥有的所有其他权利、权力和补救措施的补充，无论是在本协议或任何其他交易文件中明确授予的，还是在法律、衡平法或法规中存在的，并且任何和所有此类权利和补救措施可根据买方认为有利的时间、频率和顺序随时行使。

9.12          Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.
弃权。除非以给予弃权的一方签署的书面形式，否则对本协议任何条款的弃权无效。对任何条款的弃权或对任何禁止行为的同意不构成对任何其他条款的弃权或对任何其他禁止行为的同意，无论是否类似。任何弃权或同意都不构成持续的弃权或同意，也不承诺一方在未来提供弃权或同意，除非有明确的书面规定。

9.13 Prevailing Language. This Agreement is written in both English and Chinese, and should there be any inconsistency or conflict between the English and Chinese versions of the Agreement, the English version shall prevail.

语言选择。此份协议以英文及中文写就，如中英文版本出现不一致或冲突之处，应以英文版本为准。

[Remainder of page intentionally left blank; signature page follows]

[此页后部无正文；次页为签名页]

IN WITNESS WHEREOF, the undersigned Purchaser and Company have caused this Agreement to be duly executed as of the date first above written.

以资证明，以下签字的买方和公司已于文首载明之日正式签署本协议。

Baosheng Media Group Holdings Limited
宝盛传媒集团控股有限公司

By:
签署人：

Name:	Shasha Mi
姓名：	Shasha Mi

Title:	CEO
职务：	首席执行官

IN WITNESS WHEREOF, the undersigned Purchaser and Company have caused this Agreement to be duly executed as of the date first above written.
以资证明，以下签署的买方和本公司已于上述日期正式签署本协议。

Investor

By:
签署人：

Name: [ ]
姓名： [ ]

Title: [ ]
职务： [ ]

Address for Notice: [ ]
通知地址： [ ]

Attn: [ ]
收件人： [ ]

Email: [ ]
电子邮件： [ ]

Definitions and Interpretations
定义和解释

Part I. Definitions.
第一部分：定义。

As used herein, the following terms shall have the meanings set forth below:
如本文所用，下列术语具有以下涵义：

“Affiliate” means, with respect to any specified Person, any other Person that, directly or indirectly, Controls, is Controlled by, or is under common Control with, such specified Person.
“关联公司”就任何指定人士而言，指直接或间接控制该指定人士、受该指定人士控制或与该指定人士共同控制的任何其他人。

“Agreement” has the meaning set forth in the Preamble.
“协议”具有序言中所述的含义。

“Bankruptcy and Equity Exception” means bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights, and specific performance, injunctive relief, other equitable remedies and general equity principles.
“破产和衡平法例外”指破产、无力偿债、欺诈性转让、重组、延期偿付和与债权人权利有关或影响债权人权利的具有普遍适用性的类似法律，以及具体履行、禁令救济、其他衡平法救济和一般衡平法原则。

“Board” means the board of directors of the Company.
“董事会”指本公司董事会。

“Business Day” means any day that is not a Saturday, a Sunday or another day on which banks are required or authorized by Law to be closed in New York City.
“营业日”是指除星期六、星期日或纽约市法律要求或授权银行关闭的其他日子以外的任何一天。

“Ordinary Share” means the shares, par value US$0.0096 per share, in the share capital of the Company.
“普通股”指本公司股本中每股面值为0.0096美元的股份。

“Company” has the meaning set forth in the Preamble.
“公司”具有序言中所述的含义。

“Confidential Information” has the meaning set forth in Section 8.
“机密信息”具有第8节中规定的含义。

“Contract” means any agreement, contract, lease, indenture, instrument, note, debenture, bond, mortgage or deed of trust or other agreement, commitment, arrangement or understanding.
“合同”指任何协议、合同、租赁、契约、文书、票据、债权证、债券、抵押或信托契约或其他协议、承诺、安排或谅解。

“Control” (including the terms “Controlled by” and “under common Control with”) means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, provided that such power shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of fifty percent (50%) of the outstanding voting securities of such Person or the power to elect a majority of the board of directors or similar body governing the affairs of such Person.
“控制”（包括术语“受控制”及“受共同控制”）指就任何人士而言，直接或间接拥有指示或促使指示该人士的管理及政策的权力，不论透过拥有表决权证券、透过合约或其他方式，前提是该权力须于拥有该人士已发行有表决权证券百分之五十（50%）的实益拥有权或指示投票的权力，或选举董事会或管理该人士事务类似机构大多数成员的权力时最终推定。

“Conversion Shares” means the securities issuable upon the conversion of the Note pursuant to the terms thereof, being ordinary shares.
“转换股份”指根据其条款转换票据后可发行的证券，即普通股。

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“交易法”指经修订的1934年美国证券交易法。

“Memorandum and Articles” means the Amended and Restated Memorandum and Articles of Association of the Company in effect from time to time.
“组织章程大纲及细则”指本公司不时生效之经修订及重列组织章程大纲及细则。

“Nasdaq” means The Nasdaq Stock Market LLC.
“纳斯达克”指纳斯达克股票市场有限责任公司。

“Note” means the senior convertible note issued by the Company to the Purchaser at Closing, the form of which is attached hereto as Exhibit A.
“票据”指本公司于交易结束时向买方发行的优先可换股票据，其表格作为附件A附于本文件。

“Person” means any individual, partnership, corporation, association, joint stock company, trust, joint venture, limited liability company, organization, entity or Governmental Entity.
“个人”是指任何个人、合伙企业、公司、协会、股份公司、信托、合资企业、有限责任公司、组织、实体或政府实体。

“OID” means original issue discount.

“OID”是指原始发行折扣。

“Purchase Notice” means a written notice issued to the Company by the Purchaser notifying the Company of the Purchaser’s election to purchase from the Company a specified principal amount of Notes pursuant to the terms of this Agreement.
“购买通知”指买方向本公司发出的书面通知，通知本公司买方选择根据本协议条款向本公司购买指定本金金额的票据。

“Purchaser” has the meaning set forth in the Preamble.
“买方”具有前言所述的含义。

“SEC” means the U.S. Securities and Exchange Commission.
“SEC”指美国证券交易委员会。

“Securities” means the Note and the Conversion Shares collectively.
“证券”指票据及转换股份的统称。

“Securities Act” means the U.S. Securities Act of 1933, as amended.
“证券法”指经修订的1933年美国证券法。

“Subsidiary” means, with respect to any specified Person, any other Person that is Controlled by such specified Person. For the avoidance of doubt, the Subsidiaries of any Person shall include any variable interest entity over which such Person or any of its Subsidiaries effects Control pursuant to contractual arrangements and which is consolidated with such Person in accordance with the accounting standards applicable to such Person.
“附属公司”就任何指明的人而言，是指由该指明的人控制的任何其他人。为免生疑问，任何人士的附属公司应包括该人士或其任何附属公司根据合约安排对其实施控制并根据适用于该人士的会计准则与该人士合并的任何可变权益实体。

“Transaction Documents” means this Agreement, the Note, and each of the other agreements and documents entered into or delivered in connection with or therewith.
“交易文件”是指本协议、票据以及与之相关或与之相关的其他协议和文件。

“U.S.” or “United States” means the United States of America.
“美国”或“美利坚”指美利坚合众国。

Part II Interpretations
第二部分释义

(a) The headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.
本协议中包含的标题仅供参考，不以任何方式影响本协议的含义或解释。

(b) In this Agreement, except as otherwise provided:
本协议中，除另有规定外：

(c) the terms “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”;
术语“包括”、“涵盖”和“包含”应被视为有“但不限于”的意义；

(d) where a reference is made herein to an Article, Section, Exhibit or Schedule, such reference is to an Article, Section, Exhibit or Schedule of this Agreement;
凡本协议提及条款、章节、附件或附表，指本协议的条款、章节、附件或附表；

(e) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole;
“本协议”、“此处”和“本协议项下”以及类似含义的词语是指整个本协议；

(f) any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders;
任何名词或代词应被视为包括复数和单数，并涵盖所有性别；

(g) references to a Person are also to its successors and permitted assigns; and
提及一个人也指其继承人和许可受让人；

(h) references to any legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or related to such legislation.
对任何立法或任何立法的任何规定的提及应包括对其的任何修改、修正、重新制定、替代的任何立法规定以及发布的或与此类立法相关的所有规则、条例和法定文书。

EXHIBIT A
附件A

Form of Senior Convertible Promissory Note
高级可转换本票表